POWERSHARES EXCHANGE-TRADED FUND TRUST

SUPPLEMENT DATED SEPTEMBER 25, 2013 TO THE SUMMARY PROSPECTUS DATED AUGUST 30, 2013 OF:

PowerShares DWA Technical LeadersTM Portfolio

Important Notice Regarding Change in the Name for the PowerShares DWA Technical LeadersTM Portfolio (the "Fund")

Effective October 4, 2013, the name of the Fund will change to the PowerShares DWA Momentum Portfolio. Therefore, on that date, all references to the name of the Fund in the summary prospectus hereby are replaced with PowerShares DWA Momentum Portfolio.

There will be no change to the investment objective, underlying index or methodology of the underlying index for the Fund.

Please Retain This Supplement For Future Reference.

P-PDP-SUMPRO-1 SUP-1 092513